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                                                                Exhibit 23.1



The Board of Directors
Casa Ole Restaurants, Inc.


We consent to incorporation by reference in the Registration Statement (No.
333-   ) on Form S-8 of Casa Ole Restaurants, Inc. of our report dated January
26, 1996, relating to the combined financial statements of Casa Ole Restaurants, Inc., which report appears in the Form S-1 Registration Statement (No. 333-1678) dated April 25, 1996.

                             KPMG Peat Marwick LLP

Houston, Texas
February 12, 1997